Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Truli Media Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, Miles Jennings, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Miles Jennings Miles Jennings Chief Executive Officer (Principal Executive Officer)

Dated: November 16, 2017

In connection with the quarterly report of Truli Media Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof, I, Elliot Maza, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Elliot Maza
Elliot Maza Chief Financial Officer (Principal Financial Officer)

Dated: November 16, 2017